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                                                                 EXHIBIT (10)(l)
                                              As Restated As of December 1, 2001


                        THE REYNOLDS AND REYNOLDS COMPANY
                       RESTATED STOCK OPTION PLAN -- 1995


SECTION 1.  PURPOSES.

The Reynolds and Reynolds Company Restated Stock Option Plan - 1995 is intended to promote the growth and general prosperity of The Reynolds and Reynolds Company and its Subsidiaries, as defined in Section 2 below, by providing key employees responsible for the policies and operations of the Company and nonemployee directors with an additional incentive to contribute to its success by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of key employees and nonemployee directors with those of the shareholders of the Company. It is intended that these purposes be effected through the granting of Options, as defined in Section 2 below.

SECTION 2.  DEFINITIONS.

(a) "ADMINISTRATOR" means the Employee Options Committee with respect to Employee Options and the Nonemployee Director Options Committee with respect to Nonemployee Director Options.

(b) "AFFILIATE" means a person controlling, controlled by, or under common control with the Company.

(c)      "BOARD" means the Board of Directors of the Company.

(d)      "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

         (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (other than Richard H. Grant, Jr., his children or his grandchildren, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), who is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;



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         (ii)     during any period of two consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) who election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

         (iii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

(e)      "CODE" means the Internal Revenue Code of 1986, as amended.

(f)      "COMPANY" means The Reynolds and Reynolds Company.

(g) "DATE OF GRANT" means the date upon which the Administrator determines to grant an Option or such later date as may be determined by the Administrator at the time such grant is authorized, subject to satisfaction of any conditions the Administrator may place on the effectiveness of the grant.


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(h)      "DIRECTOR" means a member of the Board.

(i)      "EMPLOYEE OPTION" means an Option other than Nonemployee Director
         Option.

(j) "EMPLOYEE OPTIONS COMMITTEE" means the Employee Options Committee referred to in Section 4(a).

(k) "FAIR MARKET VALUE OF A SHARE" means the mean between the highest and lowest reported selling prices on a national securities exchange of the Shares as reported in the appropriate composite listing for said exchange on the date the value of a Share is to be determined under this Plan or, if no such sales occurred on that date, then on the next preceding date on which a sale was made. In the event the Shares of the Company are traded in the over-the-counter market, Fair Market Value of a Share means the mean between the "high" and "low" quotations in the over-the-counter market on the date the value of a Share is to be determined, as reported by the National Association of Securities Dealers through NASDAQ or, if no quotations are available on such date, then on the next preceding date on which such quotations are available.

(l)      "HE" and "HIS" also mean "She" and "Hers."

(m) "INCENTIVE STOCK OPTION" means any Employee Option granted hereunder, the terms of which, at the time of grant, comply with the provisions of section 422 of the Code.

(n) "NONEMPLOYEE DIRECTOR" means each Director of the Company who is not an employee of the Company or any Subsidiary.

(o) "NONEMPLOYEE DIRECTOR OPTION" means an Option granted to a Nonemployee Director.

(p) "NONEMPLOYEE DIRECTOR OPTIONS COMMITTEE" means the Nonemployee Director Options Committee referred to in Section 4(b).

(q) "NON-QUALIFIED STOCK OPTION" means any Option granted hereunder, the terms of which, at the time of grant, do not comply with the provisions of section 422 of the Code.

(r) "OPTION" means the right to purchase a specified number of Shares of the Company in accordance with the terms of this Plan and shall include both Employee Options and Nonemployee Director Options.

(s) "OPTION PRICE" means the purchase price per Share specified in an Option granted under the Plan, which price shall be established in accordance with Sections 4 and 7 and may vary from one Option to another; provided, however, that in no event may said price be less than the par value of the Shares, if any; and provided further, that in no event may


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         said price of any Incentive Stock Option granted hereunder or a
         Nonemployee Director Option be less than the Fair Market Value of a Share on the Date of Grant.

(t) "PLAN" means The Reynolds and Reynolds Company Restated Stock Option Plan - 1995, as amended from time to time.

(u)      "SHARE" or "SHARES" means the Class A Common Shares of the Company.

(v) "SUBSIDIARY" means any company in which more than 50% of the voting stock is owned or controlled, directly or indirectly, by the Company.

(w) "TERMINATION FOR CAUSE" means a termination of an optionee's employment or service on the Board (by removal or failure of the Board to nominate the optionee) whenever occasioned by (i) the willful and continued failure by the optionee to substantially perform the optionee's duties with the Company (other than any such failure resulting from the optionee's incapacity due to physical or mental illness ) after a written demand for substantial performance is delivered to the optionee by the Board, which demand specifically identifies the manner in which the Board believes the optionee has not substantially performed the optionee's duties, or (ii) the willful engaging by the optionee in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the optionee's part shall be deemed "willful" unless done, or omitted to be done, by the optionee not in good faith and without reasonable belief that the optionee's act, or failure to act, was in the best interest of the Company.

SECTION 3.  SHARES SUBJECT TO THE PLAN.

(a) Subject to the adjustments required under the provisions of Section 11 hereof, the total number of Shares which may be issued upon the exercise of all Options granted under the Plan shall not exceed the sum of:

         (i) 1,000,000 Shares; plus

         (ii) annual amounts equal to the lesser of (1) two percent (2%) of the total issued and outstanding Shares of the Company as of October 1 of each full or partial Company fiscal year during which the Plan is in effect beginning with the Company's fiscal year commencing October 1, 1995; or (2) such amount calculated as of October 1, 1994 (two percent (2%) of 41,707,576 Shares or 834,151 Shares).

(b) To the extent that the actual number of Shares issued upon the exercise of Options granted under the Plan in any such year is less than the maximum amount allowed


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         hereunder, such excess number of Shares may be issued upon the exercise of Options granted under the Plan in subsequent years.

(c) Shares subject to the Plan may be, at the discretion of the Board, either authorized and unissued Shares or Shares acquired by and belonging to the Company as treasury shares.

(d) If all or any part of an Option ceases to be exercisable for any reason, the Shares which are subject to the unexercisable portion of the Option shall again become available for grant under the Plan.

SECTION 4.  ADMINISTRATION OF THE PLAN.

(a)      EMPLOYEE OPTIONS.

         (i) The Board shall appoint an Employee Options Committee consisting of not fewer than three members of the Board to administer the Plan with respect to Employee Options. From time to time, the Board may increase the size of the Employee Options Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor and fill vacancies, however caused. No person shall serve as a member of the Employee Options Committee if such person is then or was, at any time within one year prior thereto, eligible to receive an Employee Option grant under the Plan or under any other plan of the Company or its Affiliates under the terms of which participants are, or were, eligible to receive stock, stock options, or stock appreciation rights of the Company or any of its Affiliates.

         (ii) Subject to the express terms and conditions of the Plan, the Employee Options Committee shall have the authority to (i) grant Employee Options and determine the Option Price for Shares covered by each Employee Option, the employees to whom Employee Options are granted, the time or times at which Employee Options are granted, and the number of Shares covered by each Employee Option; (ii) construe, interpret, and implement the Plan and any agreements executed in connection with the Plan with respect to Employee Options; (iii) prescribe, amend, and rescind rules and regulations relating to the Plan with respect to Employee Options; (iv) make all determinations necessary or advisable in administering the Plan with respect to Employee Options; (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan with respect to Employee Options; and (vi) determine whether an Incentive Stock Option, a Non-Qualified Stock Option or a combination of the two shall be granted as an Employee Option. In exercising its authority under (i) above, the Employee Options Committee, consistent with the express provisions of the Plan, may take into account the nature of the services rendered by the respective eligible employees, their present and potential contributions and value to the Company's success and such other factors as the Employee Options Committee in its discretion shall deem relevant. Any action to be taken by a


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         majority of the Employee Options Committee shall be the action of the
         Employee Options Committee.

         (iii) The determination of the Employee Options Committee with respect to any matter relating to the Plan with respect to any Employee Option shall be conclusive. No member of the Employee Options Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant thereunder.

         (iv) With respect to the grant of any Employee Option, the Employee Options Committee may establish terms and conditions governing its exercise which are more restrictive than the terms and conditions contained in the Plan.

(b) NONEMPLOYEE DIRECTOR OPTIONS. The members of the Board who are employees shall constitute the Nonemployee Director Options Committee and shall be responsible for the administration of the Plan with respect to Nonemployee Director Options. With respect to Nonemployee Director Options, the Nonemployee Director Options Committee by majority thereof is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Nonemployee Director Options, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Nonemployee Director Options Committee with respect to Nonemployee Director Options, in good faith pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons whomsoever.

SECTION 5.  ELIGIBILITY AND TIMING OF GRANTS.

(a)      EMPLOYEE OPTIONS.

         (i) Employee options, including without limitation, Incentive Stock Options may be granted by the Employee Options Committee to any key employees of the Company, or any Subsidiary, holding positions at or above the director level and such other key employees, regardless of title or designation, as shall, in the determination of the Employee Options Committee, be responsible in the future for the duties presently being discharged by employees at or above the director level. The Employee Options Committee may condition an Employee Option grant upon the execution of an option agreement containing such provisions as the Employee Options Committee determines to be advisable. An otherwise eligible employee shall not be rendered ineligible by reason of service as a member of the Board. If the Employee Options Committee deems it appropriate to do so, it may determine to (i) grant Employee Options to some, but not to all, eligible employees in a particular year, or (ii) refrain from granting any Employee Options at all in a particular year. An employee


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         who has been granted an Employee Option under this Plan or under any other prior or current stock option plan of the Company may, if he is otherwise eligible, be granted additional Employee Options under this Plan.

         (ii) Unless otherwise determined by the Employee Options Committee, Employee Options shall be granted annually during the term of the Plan.

(b) NONEMPLOYEE DIRECTOR OPTIONS. Each Nonemployee Director who is a Nonemployee Director on October 1 of each year during the term of the Plan shall be automatically granted Nonemployee Director Options.

SECTION 6.  TERM OF OPTION AND NUMBER OF SHARES COVERED BY INDIVIDUAL OPTIONS.

(a)      EMPLOYEE OPTIONS.

         (i) The term of each Employee Option shall not exceed ten (10) years from the Date of Grant of the Employee Option. The Employee Options Committee shall promptly cause such grantee of an Employee Option to be notified of the grant and the details thereof.

         (ii) The number of Shares covered by an Employee Option shall be determined by the Employee Options Committee in its discretion; provided, however, that no employee may be granted Employee Options under this Plan covering more than fifteen percent (15%) of the total number of Shares reserved under Section 3; and provided further, that no Incentive Stock Option may be granted to any employee then possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option sets forth a per share exercise price of one hundred ten percent (110%) of the Fair Market Value of a Share on the Date of Grant. The aggregate Fair Market Value, determined as of the Date of Grant, of the Shares with respect to which Employee Options constituting Incentive Stock Options granted under the Plan or under any other incentive stock option plan of the Company are first exercisable by an employee during any calendar year shall not exceed one hundred thousand dollars ($100,000).

(b)      NONEMPLOYEE DIRECTOR OPTIONS.

         (i) The term of each Nonemployee Director Option shall be ten (10) years from the date of its grant.

         (ii) On October 1, or the first business day in October, of each year during the term of this Plan, each Nonemployee Director shall automatically be granted Nonemployee Director Options to purchase Shares with an aggregate Fair Market Value of $40,000, rounded to the nearest whole Share. The $40,000 standard shall be adjusted each October


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         1, commencing October 1, 1996, for annual increases in the Consumer
         Price Index. The index used in calculating any increase shall be the U.S. Consumer Price Index, all urban Consumers, all items (or equivalent successor index), published by the Bureau of Labor Statistics of the U.S. Department of Labor. Notwithstanding the foregoing, if on any date on which Nonemployee Director Options are to be granted there is not a sufficient number of Shares remaining authorized for grant under this Plan to enable each Nonemployee Director to be granted a Nonemployee Director Option to purchase the full number of Shares to which he or she would normally be entitled, Nonemployee Director Options covering the available Shares shall be prorated among the Nonemployee Directors.

SECTION 7.  OPTION PRICE AND PAYMENT THEREOF.

(a)      IN GENERAL.

         (i) The Option Price shall be payable to the Company either (1) in United States dollars in cash (including check, bank draft or money order), or (2) at the discretion of the applicable committee determined at the Date of Grant, by delivering either Shares already owned by the optionee or a combination of Shares and cash. The Shares delivered to the Company shall be valued at their Fair Market Value.

         (ii) The proceeds of the sale of the Shares subject to Options hereunder are to be added to the general funds of the Company and used for its general corporate purposes.

(b) EMPLOYEE OPTIONS. Each Employee Option shall state the number of Shares to which it pertains and the Option Price applicable thereto. The Option Price for each Employee Option shall be determined by the Employee Options Committee in its discretion at the time of grant; provided, however, that the Option Price of any Employee Option which is an Incentive Stock Option shall be not less than the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant.

(c) NONEMPLOYEE DIRECTOR OPTIONS. Each Nonemployee Director Option shall state the number of Shares to which it pertains and the Option Price applicable thereto. The Option Price for each Nonemployee Director Option shall be equal to the Fair Market Value of the Shares subject to such Nonemployee Director Option on the Date of Grant.

SECTION 8.  EXERCISE OF OPTION.

(a)      EMPLOYEE OPTIONS.


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         (i) Employee Options granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Employee Option.

         (ii) The following restrictions shall apply to the exercise of Employee
         Options:

                  (1) Each Employee Option shall be exercisable in whole or in part at any time or from time to time within the exercise period established by the Employee Options Committee for that Employee Option, but in no event shall said Employee Option be exercisable after the expiration of ten (10) years from the Date of Grant of said Employee Option.

                  (2) Except as provided in Subsections 8(a)(ii)(3), (4) and
                  (5), an Employee Option may be exercised only if the optionee has been continuously employed by the Company since the Date of Grant of the Employee Option. If an optionee's employment is terminated by the Company pursuant to a Termination for Cause, all Employee Options theretofore granted to such optionee shall, to the extent not previously exercised, terminate immediately. Whether an authorized leave of absence shall constitute a termination of employment shall be determined by the Employee Options Committee.

                  (3) If an optionee dies while employed by Company, the Employee Options of such deceased optionee may, subject to the ten-year limitation in Section 6, be exercised within one (1) year from the date of the optionee's death, to the extent the optionee was entitled to exercise the Employee Options on that date, by the person or persons (including the optionee's estate) to whom his rights under such Employee Options passed by will or by the laws of descent and distribution.

                  (4)(a) With respect to Employee Options granted prior to October 1, 2001:

         (1) an optionee who retired from active employment with the Company prior to October 1, 2001, may, with consent of the Employee Options Committee, subject to the ten year limitation in Section 6, exercise Employee Options as fully as if he had remained continuously employed by the Company.

         (2) an optionee who retires from active employment with the Company on or after October 1, 2001, may, with consent of the Employee Options Committee, make a one-time election (an "Election") at retirement to either: (1) be permitted to exercise his Employee Options as fully as if he had remained continuously employed by the Company, subject to the ten year limitation in Section 6, or (2) have all of his unvested Employee Options vest immediately upon retirement and be permitted to, subject to the ten year limitation in Section 6, exercise his Employee Options within three (3)


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                  years from the date of the optionee's retirement, as fully as if he had remained continuously employed by the Company. The Election must be made in a writing delivered to the Administrator within ten (10) business days of the optionee's retirement. If an optionee fails to make an Election, the retired optionee shall be deemed to have elected to exercise his Employee Options as fully as if he had remained continuously employed by the Company, subject to the ten year limitation in Section 6.

         (b) With respect to Employee Options granted on or after October 1, 2001, if an optionee retires from active employment with the Company, with consent of the Employee Options Committee, any unvested Employee Options of such retired optionee shall vest immediately upon retirement and the Employee Options may, subject to the ten year limitation in Section 6, be exercised by the retired optionee within three (3) years from the date of the optionee's retirement, as fully as if he had remained continuously employed by the Company.

(5) If an optionee's employment is terminated by either the Company or the optionee (other than a Termination for Cause), the Employee Options of such optionee, may, subject to the ten-year limitation in Section 6, be exercised by the optionee within sixty (60) days of such termination of employment, to the extent the optionee was entitled to exercise the Employee Options on that date, as fully as if he had remained continuously employed by the Company.

         (b)      NONEMPLOYEE DIRECTOR OPTIONS.

                  (i) Except as otherwise provided in Section 8(b)(ii)(a)(2), a Nonemployee Director Option shall be exercisable with respect to twenty-five percent (25%) of the Shares subject to the Nonemployee Director Option on and after the first anniversary of the Date of Grant of such Nonemployee Director Option subject to the restrictions contained in Subsection 8(b)(ii). On and after each subsequent anniversary date of the Date of Grant, an additional twenty-five percent (25%) of the original Shares subject to the Nonemployee Director Option shall be exercisable subject to the restrictions contained in Subsection 8(b)(ii).

                  (ii)(a) (1) With respect to each Nonemployee Director Option granted prior to October 1, 2001, if, prior to October 1, 2001, a Nonemployee Director retires, resigns or otherwise does not continue to serve on the Board for any reason, other than pursuant to a Termination for Cause as provided in subsection 8(b)(ii)(2)(b) (a "Retirement"), each Nonemployee Director Option shall be exercisable, in whole or in part, at any time or from time to time, regardless of the optionee's Retirement, with respect to Shares subject to the Options which are exercisable under subsection


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                  8(b)(i), but in no event shall said Nonemployee Director
                  Option be exercisable after the expiration of ten (10) years from the Date of Grant of said Nonemployee Director Option.

(2) With respect to each Nonemployee Director Option granted prior to October 1, 2001, if, on or after October 1, 2001, a Nonemployee Director elects Retirement, at Retirement, the Nonemployee Director shall make a one-time election (a "Nonemployee Election") either to:
         (1) be permitted to exercise Nonemployee Director Options, in whole or in part, at any time or from time to time, regardless of the optionee's Retirement, with respect to Shares subject to the Options which are exercisable under subsection 8(b)(i), but in no event shall said Nonemployee Director Option be exercisable after the expiration of ten
         (10) years from the Date of Grant of said Nonemployee Director Option, or (2) have all unvested Nonemployee Director Options of such optionee vest immediately upon Retirement and be permitted to exercise, in whole or in part, such Options for a period of three (3) years from the date of the Nonemployee Director's Retirement, as fully as if he had continued to serve on the Board, but in no event shall said Nonemployee Director Options be exercisable after the expiration of ten (10) years from the Date of Grant of said Nonemployee Director Option. The Nonemployee Election shall be made in a writing delivered to the Administrator within ten (10) business days of the Nonemployee Director's Retirement. If a Nonemployee Director fails to make a Nonemployee Election, the Nonemployee Director shall be deemed to have elected to exercise Nonemployee Director Options of such Nonemployee Director, in whole or in part, at any time or from time to time, regardless of the optionee's Retirement, with respect to Shares subject to the Options which are exercisable under subsection 8(b)(i), but in no event shall said Nonemployee Director Option be exercisable after the expiration of ten (10) years from the Date of Grant of said Nonemployee Director Option.

(3) With respect to each Nonemployee Director Option granted on or after October 1, 2001, if a Nonemployee Director elects Retirement, any unvested Nonemployee Director Options of such optionee shall vest immediately at Retirement and the Nonemployee Director Options may be exercised by the retired Nonemployee Director within three (3) years from the date of the Nonemployee Director's Retirement, but in no event shall said Nonemployee Director Option be exercisable after the expiration of ten (10) years from the Date of Grant of said Nonemployee Director Option.


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         (b)      If an optionee's service on the Board is terminated pursuant to a Termination for Cause, all Nonemployee Director Options of such an optionee theretofore granted to such optionee shall, to the extent not previously exercised, terminate immediately.

         (c)      GENERAL PROVISIONS.

                  (i) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Notwithstanding the exercise of an Option, until the issuance of stock certificates, no rights of a shareholder, including the right to vote or receive dividends, shall exist with respect to Shares subject to the Option. Except as provided in Section 11, no adjustment will be made for dividend or other rights for which a record date occurs prior to the date stock certificates are issued, with respect to Options exercised under the Plan.

                  (ii) No fraction of a Share may be purchased by an optionee upon exercise of an Option; and, to the extent that the use of fractional or percentage computations would otherwise give rise to the right of the optionee to purchase a fraction of a Share, the total Shares subject to exercise shall be adjusted to the nearest whole number with any half Share balance being adjusted to one whole Share.

                  (iii) Upon the occurrence of a Change in Control, all Options outstanding on the date of such Change in Control, shall become immediately and fully exercisable.

SECTION 9.  AUTHORITY TO AMEND OPTIONS.

(a) Except as otherwise specifically provided hereunder, the Administrator shall have discretion to determine the terms upon which any Option, with respect to which it acts as Administrator, is exercisable, and shall include such terms as it deems advisable to subject the exercise of such Option to exemption from the application of Section 16(b) of the Securities Exchange Act of 1934. To assure such exemption, Options outstanding and option agreements evidencing such Options may be amended, if necessary, by the applicable Administrator.

(b) The Employee Options Committee, in granting Incentive Stock Options, shall have discretion to determine the terms upon which said Options are exercisable subject to the applicable provisions of the Plan, and to include in those terms such provisions as it deems advisable to permit treatment of such Options as "incentive stock options" under
         Section 422 of the Code.


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SECTION 10.  NONTRANSFERABILITY.

Options may not be sold, pledged, assigned, hypothecated or transferred other than by will or the laws of descent and distribution and may be exercised only by an optionee during his lifetime, or by his legal guardian or legal representative.

SECTION 11.  ADJUSTMENT UPON CHANGES IN SHARES OR CAPITALIZATION.

In the event of any change in the Shares subject to the Plan or to any Option granted hereunder by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up, combination or exchange of shares or other change in the corporate structure (provided that the Company remains as the surviving entity upon the completion of any of the foregoing transactions), the aggregate number of Shares as to which Options may be granted under the Plan, the number and class of Shares subject to each outstanding Option and the Option Price per Share shall be adjusted accordingly. The Administrator shall be responsible for making the necessary changes with respect to such Options.

SECTION 12.  COMPLIANCE WITH LAWS AND REGULATIONS.

(a) The Plan and all Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and, notwithstanding any provisions of this Plan or the Options granted, the holder of an Option shall not be entitled to exercise such Option nor shall the Company be obligated to issue any Shares under the Plan to the Option holder if such exercise or issuance shall constitute a violation by the optionee or the Company of any provision of any such law or regulation.

(b) The Company, in its discretion, may postpone the issuance and delivery of Shares upon the exercise of an Option until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule, or regulation as the Company may consider appropriate and may require any person exercising an Option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the Shares in compliance with applicable law. Under such circumstances, the Company shall proceed with reasonable promptness to complete any such listing, registration or other qualification.

(c) Shares issued and delivered upon exercise of an Option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect as the Company, in its discretion, shall determine necessary to satisfy applicable legal requirements and obligations.

(d) Each optionee to whom an Option is awarded or Shares are issued shall, at the time the Option is granted or the Shares are issued, as a condition to such award or issuance, (i)


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


         represent, in form satisfactory to counsel for the Company, that acquisition of the Shares pursuant to the Option, shall be for investment purposes only; (ii) agree, in form satisfactory to counsel for the Company, that he will not sell, pledge, hypothecate or otherwise distribute such Shares or any interest therein unless a registration statement covering such Shares is in effect under the Securities Act of 1933, as now or hereafter amended, or unless counsel for the Company has rendered to the Company an opinion that such sale, pledge, hypothecation or other distribution may be carried out without registration of such Shares under said Act; and (iii) agree, in form satisfactory to counsel for the Company, that an appropriate legend may be placed on the stock certificate or certificates evidencing ownership of Shares acquired hereunder, which legend shall reflect the restrictions on disposition contained herein; provided, however, that the foregoing condition and the representation and agreements called for thereby with respect to the Shares shall be inoperative and shall expire in the event that either (A) the Shares are registered under the Securities Act of 1933, as now or hereafter amended or (B) in the opinion of counsel for the Company, such condition, representation, and agreements are not necessary under said Act or any rule or regulation promulgated pursuant thereto.

SECTION 13.  RESERVATION OF SHARES.

The Company, during the term of this Plan, will at all times, consistent with
Section 3, reserve and keep available such number of Shares as, in the judgment of the Board, shall be sufficient to satisfy the requirements of the Plan.

SECTION 14.  TERM OF PLAN.

This Plan shall expire on February 9, 2005 unless sooner terminated under
Section 15.

SECTION 15.  AMENDMENT AND TERMINATION OF PLAN.

         (a) The Board may, from time to time, amend the Plan or any provision thereof in such respects as the Board may deem advisable except that, without the consent of the shareholders of the Company:

                  (1) the maximum number of Shares subject to the Plan cannot be increased except in accordance with Section 11;

                  (2) the class of employees eligible for the grant of an Employee Option cannot be changed;

                  (3) the minimum price at which Shares may be optioned cannot be decreased and no Option can be granted that is exercisable more than ten (10) years after the date of grant; and


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

                  (4) no person can while a member of the Employee Options Committee be eligible to receive or hold an Employee Option under this Plan.

                  Except as specifically permitted by the terms of the Plan or an option agreement, no amendment shall cause an Option previously granted to any optionee to be altered or affected to his detriment without his consent.

                  Notwithstanding the foregoing, the plan provision regarding Nonemployee Director Options shall not be amended more than once every six (6) months, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         (b)      The Board may, at any time, terminate the Plan.

         (c) Any amendment (except as expressly provided in Section 9) or termination of the Plan shall not adversely affect any Option previously granted and such Option shall remain in full force and effect as if the Plan had not been amended or terminated.

SECTION 16. DISCRETIONARY CANCELLATION IN CASE OF MERGER, ACQUISITION OR OTHER REORGANIZATION.

Anything to the contrary notwithstanding, if the Company is the subject of a merger, acquisition or other reorganization in which the Company is not the surviving entity, the Company shall, at its option exercisable by the affirmative vote of seventy-five percent (75%) of the members of the Board duly elected and serving immediately prior to the proposed transaction, have the right to cancel, immediately prior to the effective date of such merger, acquisition or reorganization, all outstanding Options issued under this Plan by giving written notice to each optionee or his personal representative of its intention to do so and by permitting the purchase during the thirty day period next preceding such effective date of all Shares subject to such outstanding Options.

SECTION 17.  DISCLAIMER OF LIABILITY.

Inability of the Company to obtain from any regulatory body the authority deemed by the Company's counsel to be necessary to the lawful grant of Options or issuance of any Shares thereunder shall relieve the Company and the Administrator of any liability relating to the failure to grant such Options or issue such Shares.

SECTION 18.  CLAIM TO OPTION, OWNERSHIP OR EMPLOYMENT RIGHTS.

Neither the grantee nor other holder of an Option, nor his legal representatives, legatees or distributees, shall have any rights as a shareholder of the Company with respect to any Shares


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


covered by such Option until the date of the issuance of a stock certificate or certificates representing such Shares. Nothing contained in the Plan or in any Employee Option shall confer upon any employee any right with respect to continuance of employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate his employment at any time. The granting of any Nonemployee Director Option shall not impose upon the Company, the Board of Directors or any other Directors any obligation to nominate any optionee for election as a Director and the right of the shareholders of the Company to remove any person as a Director shall not be diminished or affected by reason of the fact that a Nonemployee Director Option has been granted to such person.

SECTION 19.  TAX WITHHOLDING.

In connection with the grant and exercise of Options, the optionee or other holder of an Option may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any taxes which the Company or Subsidiary is required by law to withhold with respect to such transactions.

SECTION 20.  INDEMNIFICATION.

Each person who is or shall have been a member of a committee serving as Administrator or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him; provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

SECTION 21.  NOTICES.

Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Administrator shall be addressed as follows:


                        The Reynolds and Reynolds Company
                              Post Office Box 2608


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

                               Dayton, Ohio 45401
                Attention: Administrator - 1995 Stock Option Plan


Each notice to an optionee or other holder of an Option shall be addressed to the optionee or such other holder, as the case may be, at the optionee's address set forth in the Option or in the Company's current records. Anyone to whom a notice may be given under this Plan may designate, by writing filed with the Administrator, a new address.

SECTION 22.  BENEFITS OF THE PLAN.

This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon an optionee shall be binding upon the optionee's heirs, legal representatives and successors.



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